UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2007

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware		91-1671412
(State or other jurisdiction	000-32421	(I.R.S. Employer
of incorporation)	(Commission File Number)	Identification No.)

10700 Parkridge Boulevard, Suite 600 Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 390-5100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
     On July 25, 2007, NII Holdings, Inc. issued a press release that announced the final results of the tender offer for the conversion of its 2 7/8% Convertible Notes due 2034 into shares of our common stock. A copy of the press release is being filed as an exhibit to this report and is incorporated by reference into this Item 3.02.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is being filed pursuant to Item 3.02 above.

Exhibit No.	Description
99.1	Press Release dated July 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC. (Registrant)
Dated: July 25, 2007	By:	/s/ Gary D. Begeman
Gary D. Begeman
Vice President, General Counsel and Secretary